UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	July 23, 2003

RAINBOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16641	953745398

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number	(I.R.S. Employer Identification No.)

50 Technology Drive, Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 450-7300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibit is filed herewith:

Exhibit 99	Press Release dated July 23, 2003

ITEM 9. REGULATION FD DISCLOSURE

     On July 23, 2003, Rainbow Technologies, Inc. issued a press release announcing its financial results for the second quarter ended June 30 for fiscal year 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

RAINBOW TECHNOLOGIES, INC.

Date: July 23, 2003	By:	/s/ Walter W. Straub

Walter W. Straub, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release dated July 23, 2003